Securities and Exchange Commission
                               Washington, D. C.



                                   FORM 8-K


                               CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  January 18, 1996


                               AMREP CORPORATION
 --------------------------------------------------------------------------

          Oklahoma                  1-4702                  59-0936128
-----------------------------   ----------------     ----------------------
(State or other jurisdiction    (Commission File          (IRS Employer
  of incorporation)                Number)           Identification Number)



 641 Lexington Avenue, New York, New York                       10022
---------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



 Registrant's telephone number, including area code          (212) 705-4700
                                                     ----------------------

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 Item 5.         Other Events
 -------         ------------

                 On January 18, 1996, the Board of Directors of Registrant determined that Anthony B. Gliedman, Chairman of the Board, Chief Executive Officer and President of Registrant, who had suffered a stroke last July, had a total disability and removed him from office and terminated his employment. The Board also amended the By-laws of Registrant to eliminate the position of Chief Executive Officer from the duties of the Chairman and add them to the duties of the President. The Board then elected Edward B. Cloues II, a director of the Registrant, Chairman of the Board.




 Item 7.         Financial Statements and Exhibits
 -------         ---------------------------------

                 (c)     Exhibits

                 3 (a)   Amendment to Sections 3 and 4 of Article IV of the
                         By-laws

                 3 (b)   By-laws as restated January 18, 1996

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                              SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  AMREP Corporation



 Date:           January 31, 1996                By: /s/ Valerie  Ascuitto
                                                     ----------------------
                                                     Valerie Asucitto
                                                     Vice President

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                              EXHIBIT INDEX





          3 (a) Amendment to Sections 3 and 4 of Article IV of the By-laws, filed herewith.


          3 (b)     By-laws as restated January 18, 1996, filed herewith.
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